Exhibit 24.1

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints Glen E. Tellock, Chairman, President and Chief Executive Officer, Carl J. Laurino, Senior Vice President and Chief Financial Officer, and Maurice D. Jones, Senior Vice President, General Counsel and Secretary, and each of them individually, as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-3, any amendments (including post-effective amendments) or supplements thereto, relating to the offering from time to time by The Manitowoc Company, Inc. (the “Company”) of shares of the Company’s common stock and related common stock purchase rights, stock purchase contracts, stock purchase units, warrants, shares of the Company’s preferred stock and debt securities of the Company (the “Securities”) and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission in connection with the registration of the Securities, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 30th day of October, 2013.

/s/ Roy V. Armes
Roy V. Armes

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints Glen E. Tellock, Chairman, President and Chief Executive Officer, Carl J. Laurino, Senior Vice President and Chief Financial Officer, and Maurice D. Jones, Senior Vice President, General Counsel and Secretary, and each of them individually, as her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for her and in her name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-3, any amendments (including post-effective amendments) or supplements thereto, relating to the offering from time to time by The Manitowoc Company, Inc. (the “Company”) of shares of the Company’s common stock and related common stock purchase rights, stock purchase contracts, stock purchase units, warrants, shares of the Company’s preferred stock and debt securities of the Company (the “Securities”) and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission in connection with the registration of the Securities, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 30th day of October, 2013.

/s/ Joan K. Chow
Joan K. Chow

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints Glen E. Tellock, Chairman, President and Chief Executive Officer, Carl J. Laurino, Senior Vice President and Chief Financial Officer, and Maurice D. Jones, Senior Vice President, General Counsel and Secretary, and each of them individually, as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-3, any amendments (including post-effective amendments) or supplements thereto, relating to the offering from time to time by The Manitowoc Company, Inc. (the “Company”) of shares of the Company’s common stock and related common stock purchase rights, stock purchase contracts, stock purchase units, warrants, shares of the Company’s preferred stock and debt securities of the Company (the “Securities”) and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission in connection with the registration of the Securities, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 30th day of October, 2013.

/s/ Donald M. Condon, Jr.
Donald M. Condon, Jr.

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints Glen E. Tellock, Chairman, President and Chief Executive Officer, Carl J. Laurino, Senior Vice President and Chief Financial Officer, and Maurice D. Jones, Senior Vice President, General Counsel and Secretary, and each of them individually, as her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for her and in her name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-3, any amendments (including post-effective amendments) or supplements thereto, relating to the offering from time to time by The Manitowoc Company, Inc. (the “Company”) of shares of the Company’s common stock and related common stock purchase rights, stock purchase contracts, stock purchase units, warrants, shares of the Company’s preferred stock and debt securities of the Company (the “Securities”) and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission in connection with the registration of the Securities, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 30th day of October, 2013.

/s/ Cynthia M. Egnotovich
Cynthia M. Egnotovich

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints Glen E. Tellock, Chairman, President and Chief Executive Officer, Carl J. Laurino, Senior Vice President and Chief Financial Officer, and Maurice D. Jones, Senior Vice President, General Counsel and Secretary, and each of them individually, as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-3, any amendments (including post-effective amendments) or supplements thereto, relating to the offering from time to time by The Manitowoc Company, Inc. (the “Company”) of shares of the Company’s common stock and related common stock purchase rights, stock purchase contracts, stock purchase units, warrants, shares of the Company’s preferred stock and debt securities of the Company (the “Securities”) and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission in connection with the registration of the Securities, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 30th day of October, 2013.

/s/ Kenneth W. Krueger
Kenneth W. Krueger

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints Glen E. Tellock, Chairman, President and Chief Executive Officer, Carl J. Laurino, Senior Vice President and Chief Financial Officer, and Maurice D. Jones, Senior Vice President, General Counsel and Secretary, and each of them individually, as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-3, any amendments (including post-effective amendments) or supplements thereto, relating to the offering from time to time by The Manitowoc Company, Inc. (the “Company”) of shares of the Company’s common stock and related common stock purchase rights, stock purchase contracts, stock purchase units, warrants, shares of the Company’s preferred stock and debt securities of the Company (the “Securities”) and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission in connection with the registration of the Securities, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 30th day of October, 2013.

/s/ Keith D. Nosbusch
Keith D. Nosbusch

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints Glen E. Tellock, Chairman, President and Chief Executive Officer, Carl J. Laurino, Senior Vice President and Chief Financial Officer, and Maurice D. Jones, Senior Vice President, General Counsel and Secretary, and each of them individually, as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-3, any amendments (including post-effective amendments) or supplements thereto, relating to the offering from time to time by The Manitowoc Company, Inc. (the “Company”) of shares of the Company’s common stock and related common stock purchase rights, stock purchase contracts, stock purchase units, warrants, shares of the Company’s preferred stock and debt securities of the Company (the “Securities”) and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission in connection with the registration of the Securities, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 30th day of October, 2013.

/s/ James L. Packard
James L. Packard

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints Glen E. Tellock, Chairman, President and Chief Executive Officer, Carl J. Laurino, Senior Vice President and Chief Financial Officer, and Maurice D. Jones, Senior Vice President, General Counsel and Secretary, and each of them individually, as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-3, any amendments (including post-effective amendments) or supplements thereto, relating to the offering from time to time by The Manitowoc Company, Inc. (the “Company”) of shares of the Company’s common stock and related common stock purchase rights, stock purchase contracts, stock purchase units, warrants, shares of the Company’s preferred stock and debt securities of the Company (the “Securities”) and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission in connection with the registration of the Securities, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 30th day of October, 2013.

/s/ Robert C. Stift
Robert C. Stift